UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 26, 2003
                                                   --------------

                        NORTH AMERICAN NATURAL GAS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Washington                     000-32089               91-2023071
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
     incorporation)                                          Identification No.)


           10203 Birchridge Drive, Suite 810, Humble, Texas USA 77338
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              (Address of principal executive offices and zip code)

                                  281-548-1070
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              (Registrant's telephone number, including area code)

    1286 Homer Street, 4th Floor, Vancouver, British Columbia Canada V6C 3B6
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

3.1 Articles of Amendment to effect name change from FAR Group Inc. to North American Natural Gas, Inc.

3.2       Articles  of  Incorporation  for  NANG,  Inc.  a  Delaware corporation

3.3       Bylaws  of  NANG,  Inc.

10.1 Exploration Agreement between BWP Gas, L.L.C., GHK Company, L.L.C., and GHK Potato Hills Limited Partnership

10.2      Assignment  Agreement  between  BWP  Gas,  L.L.  C. and Far Group Inc.

10.3      Assignment  Agreement  between  FAR Group Inc. and Oklahoma Hills Gas,
          L.P.

10.4      Certificate  of  Limited  Partnership  -  Oklahoma  Hills  Gas  L.P.

10.5      Amendment  to  the Certificate of Limited Partnership - Oklahoma Hills
          Gas  L.P.

10.6      Oklahoma  Hills  Gas,  L.P.  -  Limited  Partnership  Agreement

10.7 Purchase and Sale Agreement between BWP Gas, L.L.C. and Continental Southern Resources, Inc.

10.8      Assignment  Agreement  between  BWP  Gas,  L.L.C.  and  Far Group Inc.

10.9      Assignment  Agreement  between  FAR  Group Inc. and Black Warrior L.P.

10.10     Certificate  of  Limited  Partnership  -  Knox  Miss  Partners,  L.P.

10.11     Certificate  of  Limited  Partnership  -  Black  Warrior,  L.P.

10.12     Amendment  to  the Certificate of Limited Partnership - Black Warrior,
          L.P.

10.13     Black  Warrior,  L.P.  -  Limited  Partnership  Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           North American Natural Gas, Inc.
                                       ----------------------------------------
                                                     (Registrant)


Dated:  April 7, 2003                     /s/  Harry  Briscoe
                                       ----------------------------------------
                                       Harry J. Briscoe, President and Director


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